                                                                     EXHIBIT 3.2

                              AMENDED AND RESTATED


                                     BY-LAWS

                                       of

                           PRUDENTIAL FINANCIAL, INC.

                            A New Jersey Corporation


                           Effective _______ ___, 2001

                              AMENDED AND RESTATED


                                     BY-LAWS


                                       OF

                           PRUDENTIAL FINANCIAL, INC.

                     (hereinafter called the "Corporation")




                                    ARTICLE I

                                     OFFICES
                                     -------

     Section 1. Registered Office. The registered office of the Corporation
                -----------------
shall be in the City of Newark, County of Essex, State of New Jersey.

     Section 2. Other Offices. The Corporation may also have offices at other
                -------------
places, both within and without the State of New Jersey.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

     Section 1. Place of Meetings. Meetings of the shareholders for the election
                -----------------
of directors or for any other purpose shall be held at such time and place, either within or without the State of New Jersey, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. The annual meetings of shareholders shall be
                ---------------
held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the shareholders shall elect directors and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting and the purpose or purposes for which such meeting is called, shall be given to each shareholder of record entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

     Section 3. Special Meetings. Unless otherwise prescribed by law or by the
                ----------------
certificate of incorporation of the Corporation, as amended or restated from time to time (the "Certificate of Incorporation"), special meetings of shareholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the President, (iv) the Board of Directors, or (v) holders of not less than 25% of the shares entitled to vote at a meeting. Written notice of a special meeting shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called and shall be given not less than ten nor more than sixty days before the date of the meeting to each shareholder of record entitled to vote at such meeting. At a special meeting of the shareholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

     Section 4. Quorum. The Certificate of Incorporation shall establish the
                ------
percentage of shares entitled to vote, that shall constitute a quorum at meetings of the shareholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When a meeting is adjourned to another time and place, notice of such time and place shall not be required if such time and place are announced at the meeting at which the adjournment is taken and at the adjourned meeting at which a quorum is present or represented such business is transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting not less than ten nor more than sixty days before the date of the meeting.

     For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of the number of shares specified by the Certificate of Incorporation as constituting a quorum shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting.


     Section 5. Proxies. Any shareholder entitled to vote may do so in person or
                -------
by his or her proxy appointed by an instrument in writing subscribed by such shareholder or by his or her attorney thereunto authorized, delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or
                          --------  -------
acted upon after eleven months from its date, unless said proxy expressly provides for a longer period. Without limiting the manner in which a shareholder may authorize another person or persons to act for him or her as proxy, either of the following shall constitute a valid means by which a shareholder may grant such authority:

          (i) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. Execution may be accomplished by the shareholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

          (ii) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cable, telephonic transmission or, to the extent permitted by law, other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission.

     Section 6. Voting. At all meetings of the shareholders at which a quorum is
                ------
present, except as otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before the meeting shall be decided by the affirmative vote of a majority of the votes cast at the meeting by the holders of shares entitled to vote thereon. The Board of Directors, in its discretion, or the Chairman of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     Section 7. Nature of Business at Annual Meeting of Shareholders. No
                ----------------------------------------------------
business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 7 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 7.

     In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days nor more than one hundred and fifty
(150) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual
                         --------  -------
meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 7, provided, however, that, once business has been
                         --------  -------
properly brought before the annual meeting in accordance with such procedures, nothing in this Section 7 shall be deemed to preclude discussion by any shareholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

     The order of business at each annual or special meeting of shareholders shall be as determined by the Chairman of the meeting. The Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

     Section 8. List of Shareholders Entitled to Vote. The officer or agent of
                -------------------------------------
the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the shareholders entitled to vote at the shareholders' meeting or any adjournment thereof, arranged in alphabetical order by class, series or group of shareholders maintained by the Corporation, and showing the address of each shareholder entitled to vote at the shareholders' meeting and the number of shares registered in the name of each such shareholder. The list shall be produced (or available by means of visual display) and kept at the time and place of the meeting for inspection of any shareholder of the Corporation present at the meeting for a reasonable period during the meeting.

     Section 9. Stock Ledger. The stock ledger of the Corporation shall be the
                ------------
only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 8 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

     Section 10. Record Date. In order that the Corporation may determine the
                 -----------
shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of shareholders entitled to vote at any meeting of shareholders or adjournment thereof, shall not be more than sixty nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however,
                                                            --------  -------
that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 11. Inspectors of Election. In advance of any meeting of
                 ----------------------
shareholders, the Board by resolution or the Chairman of the Board of Directors or Chief Executive Officer shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of shareholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation, although no person standing for election as a director at a meeting may serve as an inspector for such meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

     Section 1. Number and Election of Directors. The Board of Directors shall
                --------------------------------
consist of not less than ten nor more than twenty-four members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors. The directors elected by the shareholders shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors, one class to hold office initially for a term expiring at the annual meeting of shareholders to be held in [2002] , another class to hold office initially for a term expiring at the annual meeting of shareholders to be held in [2003], and another class to hold office initially for a term expiring at the annual meeting of shareholders to be held in [2004], with the members of each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors shall have been elected and qualified. Except as provided in Section 3 of this Article III, directors shall be elected by a plurality of votes cast by the shareholders entitled to vote at the annual meetings of shareholders, and each director so elected shall hold office for the term set forth above and until such director's successor is duly elected and qualified, or until such director's death, or until such director's earlier resignation or removal. The directors may appoint a Chairman of the Board, who may, in the Board's discretion, also be the Chief Executive Officer of the Corporation.

     Section 2. Nomination of Directors. Only persons who are nominated in
                -----------------------
accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors. Nominations may be made either (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.

     In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided,
                                                                  --------
however, that in the event that the annual meeting is called for a date that is
-------
not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (together with any successor laws, rules and regulations, the "Exchange Act"); and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee agreeing to be named as a nominee and to serve as a director, if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     Section 3. Vacancies. Subject to the terms of any one or more classes or
                ---------
series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors or any other vacancy occurring on the Board of Directors, however resulting, may be filled solely by the affirmative vote of a majority of the remaining Board of Directors, even though less than a quorum of the Board of Directors, or by a sole remaining director, unless otherwise required by law. Notwithstanding the foregoing, whenever the holders of any one or more class or classes or series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the Certificate of Incorporation.

     Section 4. Duties and Powers. The business of the Corporation shall be
                -----------------
managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things, except as otherwise provided in the BCA or by the Certificate of Incorporation.

     Section 5. Organization. At each meeting of the Board of Directors, the
                ------------
Chairman of the Board of Directors, or, in his or her absence, a director chosen by a majority of the directors present, shall act as Chairman. The Secretary of the Corporation shall act as Secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of Secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as Secretary of the meeting.

     Section 6. Resignations and Removals of Directors. Any director of the
                --------------------------------------
Corporation may resign at any time, by giving written notice to the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law and subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the vote of 80% of the votes cast at a meeting of shareholders by the holders of shares entitled to vote for the election of directors; provided, however, that the number of affirmative votes cast at such meeting of shareholders is at least 50% of the total number of issued and outstanding shares entitled to vote thereon.

     Section 7. Meetings. The Board of Directors of the Corporation may hold
                --------
meetings, both regular and special, either within or without the State of New Jersey. Regular meetings of the Board of Directors may be held at such time and at such place as may from time to time be determined by the Board of Directors and, unless required by resolution of the Board of Directors, without notice. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the Vice Chairman, if there be one, or a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

     Section 8. Quorum. Except as may be otherwise required by law, the
                ------
Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors, the lesser of eleven directors or a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the

Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting (provided the period of adjournment does not exceed ten days in any one adjournment), until a quorum shall be present.

     Section 9. Actions of Board. Unless otherwise provided by the Certificate
                ----------------
of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if, prior to or subsequent to the action, all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the written consents are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 10. Meetings by Means of Conference Telephone. Unless otherwise
                 -----------------------------------------
provided by the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

     Section 11. Committees. The Board of Directors may, by resolution adopted
                 ----------
by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation; provided, however that in any event the Board shall designate Audit, Compensation and Corporate Governance Committees that shall be composed entirely of directors who are not officers or employees of the Corporation or any of its affiliates, and such Committees shall be constituted to comply in all respects with the organizational requirements of applicable laws, rules, regulations and stock exchange listing requirements. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee with all powers of such absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

     Section 12. Compensation. The Board of Directors, by affirmative vote of
                 ------------
the majority of directors in office, shall have the authority to cause the payment of the directors' expenses, if any, of attendance at each meeting of the Board of Directors and its committees and to cause the payment of such other reasonable fees and amounts as shall be determined by the Board of Directors in the manner set forth in this Section 12. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor; provided, however, that no director of the Corporation who receives a salary as an officer or employee of the Corporation shall receive any per diem compensation for attending meetings of the Board of Directors or any of its committees.

     Section 13. Interested Directors. No contract or other transaction between
                 --------------------
the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or otherwise have a financial interest, shall be void or voidable solely for such reasons, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or other transaction, or solely because such person's vote is counted for such purpose if any of the following is true: (i) the contract or other transaction is fair and reasonable as to the Corporation at the time it is authorized, approved or ratified; (ii) the fact of the common directorship or interest is disclosed or known to the Board of Directors or committee and the Board of Directors or committee authorizes, approves or ratifies the contract or other transaction by unanimous written consent, provided at least one director so consenting is disinterested, or by affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (iii) the fact of the common directorship or interest is disclosed or known to the shareholders, and they authorize, approve or ratify the contract or transaction. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or other transaction.

     Section 14. Insurance Holding Company Systems. The Board of Directors shall
                 ---------------------------------
comprise itself and its committees to comply in all respects with the organizational requirements of N.J.S.A. 17:27A-4(d), unless some or all elements of compliance are in fact properly undertaken by an insurance affiliate of the corporation and the Board of Directors determines to rely on such compliance.


                                   ARTICLE IV

                                    OFFICERS
                                    --------
     Section 1. General. The officers of the Corporation shall be a Chief
                -------
Executive Officer, President, one or more Vice Presidents, a Secretary, a Treasurer, and a Controller. Officers at the level of Senior Vice President and above shall be elected by the Board of Directors, and may in the discretion of the Board of Directors be given the designation of "Executive" or "Senior" Vice President, Vice Chairman, General Counsel, Chief Investment Officer, Chief Financial Officer, Chief Information Officer or such other title as the Board of Directors deems appropriate. All officers at the level below Senior Vice President, including those who are named for signatory purposes only, shall be appointed by a proper officer of the Corporation and, in the case of an appointed Vice President, may be designated by such officer as "Corporate," "Departmental," "Second" or such other designation as may be deemed appropriate. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws.

     Section 2. Election. Subject to the provisions of Section 1 of this Article
                --------
IV, the Board of Directors at its first meeting held after each annual meeting of shareholders shall elect the officers of the Corporation at the Senior Vice President level and above, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors, and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors.

     Section 3. Voting Securities Owned by the Corporation. Powers of attorney,
                ------------------------------------------
proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer or his or her designee and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present.

     Section 4. Chairman of the Board of Directors. The Chairman of the Board of
                ----------------------------------
Directors, if there be one, shall preside at all meetings of the shareholders and of the Board of Directors. In case of the absence or disability of the Chairman of the Board, the Board of Directors shall select a director to preside. In case of a vacancy in the office of the Chairman of the Board, the Board of Directors may designate a replacement presiding officer.

     Section 5. Chief Executive Officer. The Chief Executive Officer shall be
                -----------------------
selected by the Board of Directors and shall have the power to supervise and direct the business of the Corporation, subject only to the power and authority of the Board of Directors. The Chief Executive Officer shall have power, subject to the power of the Board of Directors, to appoint or remove all persons employed or to be employed by the Corporation in any capacity whatsoever, except the officers elected by the Board of Directors, and shall have power to fix the compensation of all persons employed or to be employed by the Corporation, other than the compensation of officers whose compensation shall be fixed by the Board of Directors pursuant to applicable law, these By-Laws, or a resolution of the Board of Directors. The Chief Executive Officer shall, with the approval of the Board of Directors, designate an officer at or above the level of Senior Vice President who, in the absence or disability of the Chief Executive Officer, shall be vested with the powers and required to perform the duties of the Chief Executive Officer.

     Section 6. President and Vice President. The President and Vice Presidents
                ----------------------------
shall each exercise such powers and perform such duties as may be prescribed by the Chief Executive Officer, the officer to whom such officer reports or the Board of Directors.

     Section 7. Secretary. The Secretary shall attend all meetings of the Board
                ---------
of Directors and all meetings of shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, or the Chief Executive Officer. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors, the Chairman of the Board or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary.

     Section 8. Treasurer. The Treasurer shall have custody of such funds of the
                ---------
Corporation as shall be placed in his or her keeping, shall open and maintain accounts in banking institutions in the name of the corporation for the deposit of such funds and may open and maintain accounts in the names or titles of representatives of the Corporation under such conditions as he or she may deem appropriate, subject to supervision by the Board of Directors or a committee thereof. All funds shall be disbursed only by instruments signed by two or more officials to be designated by the Board of Directors or a committee thereof or pursuant to procedures approved by the Treasurer and the Controller. The Treasurer shall have custody of such of the securities of the Corporation as shall be placed in his or her keeping and shall open and maintain accounts in banking institutions in the name of the Corporation for the custody of such securities, including accounts maintained for the purpose of participating in one or more securities systems designed to permit the transfer of a security without physical delivery of the certificate or other evidence of such security, subject to supervision by the Board of Directors or a committee thereof.
The Treasurer shall have the power to sell, assign or transfer securities of the Corporation on the authorization or direction of the Board of Directors or a committee thereof or to take such other action in connection therewith as may be authorized or directed by the Board of Directors or a committee thereof, and shall have power to execute, on behalf of the Corporation, all instruments necessary or appropriate in the premises. The Treasurer shall have the power to borrow funds on behalf of the Corporation on the authorization of the Board of Directors or a committee thereof and perform such other duties as may be assigned to him or her by the Board of Directors or the Chief Executive Officer or the officer to whom the Treasurer reports. Each Assistant Treasurer shall have power to perform, on behalf of the Corporation, such duties as are or may be required to be performed by the Treasurer, and shall perform such other duties as may be assigned to him or her from time to time by the Chief Executive Officer or the Treasurer.
If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under control of the Treasurer belonging to the Corporation.

     Section 9. Controller. The Controller shall supervise the accounts of the
                ----------
Corporation, shall have supervision over and responsibility for the books, records, accounting and systems of accounting and auditing in each business unit of the Corporation, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, or the officer to whom the Controller reports.


                                   ARTICLE V

                                     STOCK
                                     -----

     Section 1. Certificates: Uncertificated Shares. Each share of the
                -----------------------------------
Corporation's stock shall be represented either by book entries on the Corporation's books, or by certificates signed by, or in the name of the Corporation by, the

Chairman of the Board of Directors, the President or a Vice President and, at the Corporation's option, countersigned by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

     In the case of uncertificated shares, within a reasonable time after the issuance or transfer thereof, the Chief Executive Officer or his or her designee shall send to the registered owner of such shares a written notice containing
(i) (A) a full statement of the designations, relative rights, preferences and limitations of the shares of the class and series issued or transferred, so far as the same have been determined, and the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series; or (B) a declaration that the Corporation will furnish to the shareholder, upon request and without charge, a statement containing the information described in the preceding clause (A); (ii) a statement that the corporation is organized under the laws of the State of New Jersey; (iii) the name of the person to whom the uncertificated shares have been issued or transferred; (iv) the number and class of shares, and the designation of the series, if any, to which such notice applies; and (v) any restrictions on transfer of the shares in accordance with
Section 14A:7-12(2) of the BCA. The notice referred to in the preceding sentence shall also contain the following statement: "This notice is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this statement, of itself, confers no rights on the recipient. This notice is neither a negotiable instrument nor a security."

     Section 2. Signatures. Any or all of the signatures on a certificate may be
                ----------
a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     Section 3. Lost, Stolen, Mutilated or Destroyed Certificates. The
                -------------------------------------------------
Corporation, acting through the Chief Executive Officer or his designee, may issue or direct the issuance of a new certificate of stock or uncertificated share or shares in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, mutilated or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, mutilated or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the responsible officer may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, mutilated or destroyed certificate, or such person's legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, mutilated or destroyed. The Board of Directors may adopt such other provisions and restrictions with reference to lost, stolen, mutilated or destroyed certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

     Section 4. Transfers of Certificates. Stock of the Corporation for which
                -------------------------
certificates have been issued shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of certificated stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's representative as determined in accordance with generally accepted securities industry practices, and upon the surrender of the certificate therefor, properly endorsed for transfer, and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of
       --------  -------
taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

     Section 5. Transfers of Uncertificated Shares. Except as otherwise required
                ----------------------------------
by law or the requirements of the New York Stock Exchange or Depository Trust Company, uncertificated shares of the Corporation's stock shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of uncertificated shares shall be made on the books of the Corporation only by the person then registered in the stock records of the Corporation as the owner of such shares or by such person's representative as determined in accordance with generally accepted securities industry practices, and only upon payment of all necessary transfer taxes and receipt of a written notice to the Corporation containing the following information: (i) the class of shares, and the designation of the series, if any, to which such notice applies; (ii) the number of shares transferred; and (iii) the name and address of the party to whom the shares have been transferred, and who, as a result of such transfer, is to become the new registered owner of the shares transferred. Notwithstanding the foregoing, such notice or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. No transfer of uncertificated shares shall be valid as against the Corporation for any purpose until it shall have been entered in the stock ledger of the Corporation by an entry showing from and to whom transferred.

     Section 6. Transfer and Registry Agents. The Corporation may from time to
                ----------------------------
time maintain one or more transfer offices or agencies and registry offices or agencies as may be determined from time to time by the Board of Directors.

     Section 7. Beneficial Owners. The Corporation shall be entitled to
                -----------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law or the New York Stock Exchange.


                                  ARTICLE VI

                                    NOTICES
                                    -------

     Section 1. Notices. Whenever written notice is required by law, the
                -------
Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or shareholder, such notice may be given by mail, addressed to such director, member of a committee or shareholder, at such person's last address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, courier service, express mail service or facsimile.

     Section 2. Waivers of Notice.
                -----------------
     (a) Whenever any notice is required by law, the Certificate of

Incorporation or these By-Laws, to be given to any director, member of a committee or shareholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting, present by person or represented by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him or her.

     (b) Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these By-Laws.



                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------


     Section 1. Dividends. Subject to the requirements of the BCA and the
                ---------
provisions of the Certificate of Incorporation, dividends upon the capital stock of the Corporation may be declared by resolution of the Board of Directors, and may be paid in cash, in property (including the shares or bonds of other corporations), in the Corporation's bonds or in shares of the Corporation's capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.

     Section 2. Disbursements. All checks, drafts or demands for money and notes
                -------------
of the Corporation shall be signed on behalf of the Corporation by the Treasurer and Controller or two or more officials to be designated by procedures approved by the Treasurer and Controller or by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed
                -----------
by resolution of the Board of Directors.

     Section 4. Corporate Seal. The corporate seal shall have inscribed thereon
                --------------
the name of the Corporation, and the words "Corporate Seal, New Jersey". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

     Section 1. Power to Indemnify in Actions, Suits or Proceedings Other than
                --------------------------------------------------------------
Those by or in the Right of the Corporation. Subject to Section 3 of this
-------------------------------------------
Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (including any appeal thereon) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation or Another Enterprise (hereinafter defined), against expenses (including reasonable costs, disbursements and attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; provided, however, that no indemnification shall be made in respect of any claim, issue or matter if a judgment or final adjudication adverse to such person establishes that his or her acts or omissions i) were in breach of his or her duty of loyalty to the Corporation or its shareholders as defined in Subsection (3) of
Section 14A: 2-7 of the BCA, ii) were not in good faith or involved a knowing violation of law or iii) resulted in receipt by such person of an improper personal benefit. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its
                                                 ---------------
equivalent, shall not, of itself,
create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the
                ----------------------------------------------------------------
Right of the Corporation. Subject to Section 3 of this Article VIII, the
------------------------
Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit (whether civil, criminal, administrative, arbitrative or investigative) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or Another Enterprise, against expenses (including reasonable costs, disbursements and attorneys' fees) judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter if a judgment or final adjudication adverse to such person establishes that his or her acts or omissions i) were in breach of his or her duty of loyalty to the Corporation or its shareholders, as defined in subsection (3) of Section 14A: 2-7 of the BCA,
ii) were not in good faith or involved a knowing violation of law or iii) resulted in receipt by such person of an improper personal benefit. Notwithstanding the preceding sentence, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Superior Court of the State of New Jersey or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Superior Court or such other court shall deem proper.

     Section 3. Authorization of Indemnification. Any indemnification under
                --------------------------------
Section 1 of this Article VIII and, unless ordered by a court, under Section 2 of this Article VIII, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances, because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this
Article VIII, as the case may be. With respect to directors or officers of the level of Senior Vice President or above, such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the shareholders. With respect to officers below the level of Senior Vice President, such determination may be made by the General Counsel of the Corporation, or his or her designees. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Sections 1 and 2 of this Article VIII, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including reasonable costs, disbursements and attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

     Section 4. Good Faith Defined. For purposes of any determination under
                ------------------
Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if and to the extent such person's action is based upon

     . financial statements, books of account or reports of the Corporation or Another Enterprise represented to such person to be correct by the President, the officer of the Corporation or Another Enterprise having charge of its books of account, or, in the case of a director, the person presiding at a meeting of the Board of Directors, or

     . on information supplied to such person by the officers of the Corporation or Another Enterprise in the course of their duties, or

     .    on the advice of legal counsel for the Corporation or Another
          Enterprise or

     . on information or records given or reports made to the Corporation or Another Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or Another Enterprise, provided such person had a reasonable good faith belief in the accuracy of the above described statements, books, records, information, advice, or reports. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be.

     Section 5. Expenses Payable in Advance. The reasonable expenses incurred by
                ---------------------------
a director or, officer, or employee in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking (reasonably satisfactory to the Corporation) by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII; provided, however, that with respect to officers of the Corporation, the Board of Directors or General Counsel may in any instance require as a condition to such advancements that the proposed indemnitee cooperate with an investigation to be conducted at the Corporation's expense, by an independent nationally recognized law firm selected by the Corporation, and that such law firm render an opinion that, based on its investigation, the firm has concluded that it is more likely than not that the proposed indemnitee will meet the standard for indemnification in connection with the matter for which advancements are sought as set forth in Section 1 or 2 of this Article VIII, as the case may be.

     Section 6. Nonexclusivity of Indemnification and Advancement of Expenses.
                -------------------------------------------------------------
The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any By-Law, agreement, contract, vote of shareholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or 2 of this Article VIII but whom the Corporation has the obligation to indemnify under the provisions of the BCA or otherwise.

     Section 7. Insurance. The Corporation may purchase and maintain insurance
                ---------
on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of Another Enterprise against any expenses incurred in any proceeding and liabilities asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

     Section 8. Certain Definitions. For purposes of this Article VIII,
                -------------------
references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or Another Enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, the term "Another Enterprise" shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

     Section 9. Survival of Indemnification and Advancement of Expenses. The
                -------------------------------------------------------
indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 10. Limitation on Indemnification. Notwithstanding any thing
                 -----------------------------
contained in this Article VIII to the contrary, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

     Section 11. Indemnification of Agents and Employees. The Corporation may,
                 ---------------------------------------
to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors or officers of the Corporation.

                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------

     Section 1. Amendments. The Board of Directors of the Corporation shall have
                ----------
the power to make, alter, amend and repeal these By-Laws (except in so far as the By-Laws adopted by the shareholders shall otherwise provide). Any By-Laws made by the directors under the powers conferred hereby may be altered, amended or repealed by the directors or the shareholders. Notwithstanding the foregoing and anything in the Certificate of Incorporation to the contrary, Sections 3, 4 and 7 of Article II, Sections 1, 2, 3 and 6 of Article III, Article VIII and
Article IX of these By-Laws shall not be altered, amended or repealed by the shareholders and no provision inconsistent therewith shall be adopted without either i) the approval of the Board of Directors, or ii) the affirmative vote of at least 80% of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon; provided, however, that the number of votes cast at such meeting of shareholders is at least 50% of the total number of issued and outstanding shares entitled to vote thereon.

     Section 2. Entire Board of Directors. As used in this Article IX and in
                -------------------------
these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

                                TABLE OF CONTENTS
                                -----------------

PAGE

ARTICLE I--OFFICES                                                     1
Section   1.  Registered Office                                        1
Section   2.  Other Offices                                            1

ARTICLE II--MEETINGS OF SHAREHOLDERS                                   2
Section   1.  Place of Meetings                                        2
Section   2.  Annual Meetings                                          2
Section   3.  Special Meetings                                         2
Section   4.  Quorum                                                   3
Section   5.  Proxies                                                  4
Section   6.  Voting                                                   5
Section   7.  Nature of Business at Meetings of Shareholders           5
Section   8.  List of Shareholders Entitled to Vote                    8
Section   9.  Stock Ledger                                             8
Section  10.  Record Date                                              8
Section  11.  Inspectors of Election                                   9

ARTICLE III--DIRECTORS                                                 10
Section   1.  Number and Election of Directors                         10
Section   2.  Nomination of Directors                                  11
Section   3.  Vacancies                                                14
Section   4.  Duties and Powers                                        15
Section   5.  Organization                                             15
Section   6.  Resignations and Removals of Directors                   15
Section   7.  Meetings                                                 16
Section   8.  Quorum                                                   16
Section   9.  Actions of Board                                         17
Section  10.  Meetings by Means of Conference Telephone                17
Section  11.  Committees                                               17
Section  12.  Compensation                                             18
Section  13.  Interested Directors                                     18

ARTICLE IV--OFFICERS                                                   19
Section   1.  General                                                  19
Section   2.  Election                                                 20
Section   3.  Voting Securities Owned by the Corporation               21
Section   4.  Chairman of the Board of Directors                       21
Section   5.  Chief Executive Officer                                  21
Section   6.  President and Vice President                             22
Section   7.  Secretary                                                22
Section   8.  Treasurer                                                23

Section   9.  Controller                                               25

ARTICLE V--STOCK                                                       25
Section   1.  Form of Certificates                                     25
Section   2.  Signatures                                               26
Section   3.  Lost, Stolen, Mutilated or Destroyed Certificates        27
Section   4.  Transfers of Certificates                                27
Section   5.  Transfers of Uncertificated Stock                        28
Section   6.  Transfer and Registry Agents                             29
Section   7.  Beneficial Owners                                        29

ARTICLE VI--NOTICES                                                    29
Section   1.  Notices                                                  29
Section   2.  Waivers of Notice                                        30

ARTICLE VII--GENERAL PROVISIONS                                        30
Section   1.  Dividends                                                30
Section   2.  Disbursements                                            31
Section   3.  Fiscal Year                                              31
Section   4.  Corporate Seal                                           31

ARTICLE VIII--INDEMNIFICATION                                          32
Section   1.  Power to Indemnify in Actions, Suits or
              Proceedings Other than Those by or in the Right of
              the Corporation                                          32
Section   2.  Power to Indemnify in Actions, Suits or Proceedings by
              or in the Right of the Corporation                       33
Section   3.  Authorization of Indemnification                         34
Section   4.  Good Faith Defined                                       35
Section   5.  Expenses Payable in Advance                              36
Section   6.  Nonexclusivity of Indemnification and Advancement
              of Expenses                                              37
Section   7.  Insurance                                                37
Section   8.  Certain Definitions                                      38
Section   9.  Survival of Indemnification and Advancement of Expenses  39
Section  10.  Limitation on Indemnification                            39
Section  11.  Indemnification of Agents                                39

ARTICLE IX--AMENDMENTS                                                 40
Section   1.  Amendments                                               40
Section   2.  Entire Board of Directors                                40